Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. §1350, I, Glenn David, Executive Vice President and Chief Financial Officer, hereby certify that, to the best of my knowledge, the Annual Report on Form 10-K of Zoetis Inc. for the period ended December 31, 2020 (the “Report”) (1) fully complies with Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zoetis Inc.

February 16, 2021	By:	/s/ GLENN DAVID
Glenn David
Executive Vice President and Chief Financial Officer